Real Estate And Loans Receivable	12 Months Ended
Dec. 31, 2010
Real Estate And Loans Receivable [Abstract]
Real Estate And Loans Receivable

3. Real Estate and Loans Receivable

Acquisitions

We acquired the following assets:

	2010	2009	2008
	(Amounts in thousands)
Land	$8,227	$421	$45,293
Buildings	119,626	—	373,472
Intangible lease assets-subject to amortization (weighted-average useful life 19.4 years in 2010 and 10.7 years in 2008)	9,955	—	11,945

	$137,808	$421	$430,710

In the fourth quarter of 2010, we acquired two long-term acute care hospital facilities in Texas for an aggregate purchase price of $64 million. The properties acquired had existing leases in place which we assumed. The Triumph Hospital Clear Lake, a 110-bed facility that opened in 2005, is subject to a lease maturing in 2025 and can be renewed by the lessee for two five-year terms. Triumph Hospital Tomball, a 75-bed facility that opened in August 2006, is subject to a lease that matures in 2026 and can be renewed by the lessee for two five-year terms.

In the second quarter of 2010, we acquired three inpatient rehabilitation hospitals in Texas for an aggregate purchase price of $74 million. The properties acquired had existing leases in place which we assumed, that have initial terms expiring in 2033. Each lease may, subject to conditions, be renewed by the operator for two additional ten-year terms.

From the respective acquisition dates in 2010 through year-end, these 2010 acquisitions contributed $4.3 million of revenue and $3.4 million of income. In addition, we incurred approximately $2.0 million in acquisition related expenses in 2010, of which approximately $0.9 million related to acquisitions consummated as of December 31, 2010. These acquisition expenses are reflected in general and administrative expenses in the consolidated statements of income.

In the second and third quarters of 2008, we completed the acquisition of 20 properties from a single seller for $357.2 million. The properties acquired had existing leases in place, which we assumed, on six acute care hospitals, three long-term acute care hospitals, five rehabilitation hospitals, and six wellness centers.

In May 2008, we acquired a long-term acute care hospital at a cost of $10.8 million from an unrelated party and entered into an operating lease with Vibra Healthcare ("Vibra").

In June 2008, we entered into a $60 million loan with affiliates of Prime related to three southern California hospital campuses operated by Prime. We acquired one of the facilities in July 2008 from a Prime affiliate for approximately $15 million and the other two facilities (including two medical office buildings) in the 2008 fourth quarter for $45 million. We entered into a 10-year lease with the Prime affiliate concurrent with our acquisitions of each of these facilities.

The results of operations for each of the properties acquired are included in our consolidated results from the effective date of each acquisition. The following table sets forth certain unaudited pro forma consolidated financial data for 2010, 2009 and 2008, as if each significant acquisition was consummated on the same terms at the beginning of each year.

	2010	2009
	(Amounts in thousands
	except per share/ unit amounts)
Total revenues	$130,470	$129,454
Net income	18,026	37,884
Net income per share/unit diluted	$0.17	$0.47

Disposals

In the fourth quarter 2010, we sold the real estate of our Montclair Hospital, an acute care medical center to Prime for proceeds of $20.0 million. We realized a gain on the sale of $2.2 million. Due to this sale, operating results of our Montclair facility have been included in discontinued operations for the current period and all prior periods and, we have reclassified the asset of this property to Real Estate Held for Sale in our accompanying Consolidated Balance Sheet at December 31, 2009.

In October 2010, we sold the real estate of our Sharpstown facility in Houston, Texas to a third party for net proceeds of $2.7 million resulting in a gain of $0.7 million. At December 31, 2009, this facility was reclassified as held for sale and the related operating results have been included in discontinued operations for the current period and all prior periods.

In the second quarter 2010, we sold the real estate of our Inglewood Hospital, a 369-bed acute care medical center located in Inglewood, California, to Prime Healthcare, for $75 million resulting in a gain of approximately $6 million. Due to this sale, operating results of our Inglewood facility have been included in discontinued operations for the current period and all prior periods, and we have reclassified the asset of this property to Real Estate Held for Sale in our accompanying Consolidated Balance Sheet at December 31, 2009.

In the fourth quarter of 2009, we sold the real estate asset of one acute care facility to Prime for proceeds of $15.0 million. The sale was completed on December 28, 2009, and we realized a gain on the sale of $0.3 million.

In the second quarter of 2008, we sold the real estate assets of three inpatient rehabilitation facilities to Vibra for proceeds of approximately $105 million, including $7.0 million in early lease termination fees and $8.0 million of a loan pre-payment. The sale was completed on May 7, 2008, realizing a gain on the sale of $9.3 million. We also wrote off $9.5 million in related straight-line rent receivable upon completion of the sales.

Intangible Assets

At December 31, 2010 and 2009, our intangible lease assets were $35.0 million ($27.6 million, net of accumulated amortization) and $24.1 million ($19.0 million, net of accumulated amortization), respectively.

We recorded amortization expense related to intangible lease assets of $3.2 million, $4.5 million (including $0.5 million of accelerated amortization as described below) and $8.1 million (including $4.5 million of accelerated amortization as described below) in 2010, 2009, and 2008, respectively, and expect to recognize amortization expense from existing lease intangible assets as follows: (amounts in thousands)

For the Year Ended December 31:
2011	$2,957
2012	2,592
2013	2,559
2014	2,494
2015	2,305

As of December 31, 2010, capitalized lease intangibles have a weighted average remaining life of 14.3 years.

Leasing Operations

Minimum rental payments due to us in future periods under operating leases which have non-cancelable terms extending beyond one year at December 31, 2010, are as follows: (amounts in thousands)

2011	$93,799
2012	90,443
2013	90,980
2014	89,291
2015	86,392
Thereafter	653,621

$1,104,526

In September 2010, we exchanged properties with one of our tenants. In exchange for our acute care facility in Cleveland, Texas, we received a similar acute care facility in Hillsboro, Texas. The lease that was in place on our Cleveland facility was carried over to the new facility with no change in lease term or lease rate. This exchange was accounted for at fair value, resulting in a gain of $1.3 million (net of $0.2 million from the write-off of straight-line rent receivables).

In April 2009, we terminated leases on two of our facilities in Louisiana (Covington and Denham Springs) after the operator defaulted on the leases. As a result of the lease terminations, we recorded a $1.1 million charge in order to fully reserve and write off, respectively, the related straight-line rent receivables associated with the Covington and Denham Springs facilities. In addition, we accelerated the amortization of the related lease intangibles resulting in $0.5 million of expense in the 2009 second quarter. In June 2009, we re-leased the Denham Springs facility to a new operator under terms similar to the terminated lease. In March 2010, we re-leased our Covington facility. The lease has a fixed term of 15 years with an option, at the lessee's discretion, to extend the term for three additional periods of five years each. Rent during 2010 was based on an annual rate of $1.4 million and, commencing on January 1, 2011, increases annually by 2%. At the end of each term, the tenant has the right to purchase the facility at a price generally equivalent to the greater of our undepreciated cost and fair market value. Separately, we also obtained an interest in the operations of the tenant whereby we may receive additional consideration based on the profitability of such operations.

In January 2009, the then-operator of our Bucks County facility gave notice of its intentions to close the facility. The associated lease was terminated, which resulted in the write-off of $4.7 million in uncollectible rent and other receivables in December 2008. This write-off excluded $3.8 million of receivables that were guaranteed by the former tenant's parent company. In the 2010 fourth quarter, we agreed to settle our $3.8 million claim of unpaid rent for $1.4 million resulting in a $2.4 million charge to earnings.

In July 2009, we re-leased our Bucks County facility located in Bensalem, Pennsylvania. The lease has a fixed term of five years with an option, at the lessee's discretion, to extend 15 additional periods of one year each. Initial cash rent was $2.0 million per year with annual escalations of 2%. Separately, we also obtained a profits interest whereby we may receive up to an additional $1.0 million annually pursuant to an agreement that provides for our participation in certain cash flows, if any, as defined in the agreement. After the fixed term, the tenant has the right to purchase the facility at a price based on a formula set forth in the lease agreement.

In the third quarter of 2008, we terminated leases on two general acute care hospitals in Houston, Texas and one hospital in Redding, California due to certain tenant defaults. These facilities were previously leased to affiliates of HPA that filed for bankruptcy subsequent to the lease terminations. Pursuant to these lease terminations, we recorded $4.5 million in accelerated amortization in the 2008 third quarter related to lease intangibles. In addition, we recorded a $1.5 million charge for the write-off of straight-line rent.

On November 1, 2008, we entered into a new lease agreement for the Redding hospital. The new operator, an affiliate of Prime, agreed to increase the lease base from $60.0 million to $63.0 million and to pay up to $12.0 million in additional rent and a profits participation of up to $8.0 million based on the future profitability of the new lessee's operations. In the 2010 second quarter, Prime paid us $12 million in additional rent related to our Redding property, and we terminated our agreements with Prime concerning the additional rent and profits interest. Of this $12 million in additional rent, $2.6 million has been recognized in income from lease inception through December 31, 2010, (including $1.2 million in each of 2010 and 2009) and we expect to recognize the other $9.4 million into income over the remainder of the lease life.

As of December 31, 2010, we have advanced approximately $28 million to the operator/lessee of Monroe Hospital in Bloomington, Indiana pursuant to a working capital loan agreement, including additional advances of $1.3 million in 2010. In addition as of December 31, 2010, we have $11.5 million ($1.9 million accrued in 2010) of rent, interest and other charges outstanding, of which $5.4 million of interest receivables are significantly more than 90 days past due. Because the operator has not made all payments required by the working capital loan agreement and the related real estate lease agreement, we consider the loan to be impaired. During the first quarter of 2010, we evaluated alternative strategies for the recovery of our advances and accruals and at that time determined that the future cash flows of the current tenant or related collateral would, more likely than not, result in less than a full recovery of our loan advances. Accordingly, we recorded a $12 million charge in the 2010 first quarter to recognize the estimated impairment of the working capital loan. During the third quarter of 2010, we determined that it is reasonably likely that the existing tenant will be unable to make certain lease payments that become due in future years. Accordingly, we recorded a valuation allowance for unbilled straight-line rent in the amount of $2.5 million. At December 31, 2010, our net investment (exclusive of the related real estate) of $27.6 million is our maximum exposure to Monroe and the amount is deemed collectible/recoverable. In making this determination, we considered our first priority secured interest in approximately (i) $4 million in hospital patient receivables, (ii) cash balances of approximately $4 million, and (iii) 100% of the membership interests of the operator/lessee and our assessment of the realizable value of our other collateral.

We continue to evaluate possible operating strategies for the hospital. We have entered into a forbearance agreement with the operator whereby we have generally agreed, under certain conditions, not to fully exercise our rights and remedies under the lease and loan agreements during limited periods. We have not committed to the adoption of a plan to transition ownership or management of the hospital to any new operator, and there is no assurance that any such plan will be completed. Moreover, there is no assurance that any plan that we ultimately pursue will not result in additional charges for further impairment of our working capital loan. We have not recognized any interest income on the Monroe loan since it was considered impaired in the 2010 first quarter.

Loans

The following is a summary of our loans ($ amounts in thousands):

	As of December 31, 2010		As of December 31, 2009
	Balance	Weighted Average Interest Rate	Balance	Weighted Average Interest Rate
Mortgage loans	$165,000	10.0%	$200,164	9.9%
Other loans	50,985	10.8%	110,842	10.6%

	$215,985		$311,006

In 2010, we funded $2.8 million for an expansion loan on the Centinela property. This expansion loan and original mortgage loan were repaid in the amount of $43 million in the 2010 fourth quarter.

In December 2009, we committed to fund a mortgage loan totaling $20.0 million to an affiliate of Prime, $15 million of which was advanced in 2009 with the remainder advanced in 2010. This loan is collateralized by the Desert Valley facility and the purpose of the loan was to help fund an overall $35.0 million expansion and renovation.

Including our working capital loans to Monroe (discussed previously), our other loans primarily consist of loans to our tenants for acquisitions and working capital purposes. In 2008 and as part of the leasing of our Redding Hospital, we agreed to provide Prime a working capital loan up to $20 million. In April 2010, Prime repaid this loan and other working capital loans plus accrued interest in the amount of $40 million. In conjunction with our purchase of six healthcare facilities in July and August 2004, we also made loans aggregating $41.4 million to Vibra. As of December 31, 2010, Vibra has reduced the balance of the loans to $19.6 million.

Concentration of Credit Risks

For the years ended December 31, 2010, 2009, and 2008, affiliates of Prime (including rent and interest from mortgage and working capital loans) accounted for 32.7%, 33.7%, and 26.9%, respectively, of our total revenues , and Vibra (including rent and interest from working capital loans) accounted for 14.5%, 15.1%, and 17.4%, respectively, of our total revenues.